UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2004 (April 2, 2004)

COMMISSION FILE NUMBER 1-9533

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	59-2459427
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Item 2. Acquisition or Disposition of Assets

On April 16, 2004, World Fuel Services Corporation (the “Company” or “World Fuel”) filed a Current Report on Form 8-K with the Securities and Exchange Commission and reported the April 2, 2004 purchase of all of the outstanding shares of Tramp Holdings Limited (“THL”), a United Kingdom corporation, and shares of Tramp Group Limited (“TGL”), a United Kingdom corporation and subsidiary of THL, which were not otherwise held by THL prior to the Company’s purchase of THL. In addition, the Company issued approximately 19 thousand shares of its stock to one of the sellers of THL as restricted stock, which vest after 5 years. The fair value of these restricted shares was based on the market value of the Company’s stock at acquisition date and represented additional purchase price. The aggregate purchase price of these acquisitions was approximately $86.2 million, including $1.1 million in acquisition costs. On a preliminary basis, we identified intangible assets of approximately $7.6 million relating to customer relations. Also on a preliminary basis, goodwill, representing the cost in excess of net assets acquired, totaled approximately $6.0 million.

This report amends Item 7 — Financial Statements and Exhibits filed on April 16, 2004, to include the Financial Statements of the Business Acquired and the Pro Forma Financial Information required by Item 7.

Item 7. Financial Statements and Exhibits

Listed below are the financial statements and pro forma financial information filed as a part of this report.

(a)	Financial Statements of the Business Acquired.

Attached are the directors’ reports and audited financial statements of THL for the years ended January 31, 2004 and 2003, which were prepared in accordance with applicable law and United Kingdom Accounting Standards (“UK GAAP”). The audited consolidated financial statements of THL include the financial position and results of operations of TGL, a subsidiary of THL.

The only significant reconciling item for stockholders’ equity between UK GAAP and United States Generally Accepted Accounting Principles relates to the increase in shareholders’ funds by £73,504 and £31,016 as at January 31, 2004 and 2003, respectively, for the fair value of available for sale investments. There were no significant reconciling items for net income.

(b)	Pro Forma Financial Information.

Pro forma consolidated condensed financial statements of World Fuel Services Corporation as of December 31, 2003 and for the year then ended.

2004 FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

TRAMP HOLDINGS LIMITED

DIRECTORS’ REPORT AND

FINANCIAL STATEMENTS

for the year ended 31st January 2004

TRAMP HOLDINGS LIMITED

DIRECTORS’ REPORT

for the year ended 31st January 2004

DIRECTORS

C C Carlsen (Chairman)

J R Cole

FINANCIAL STATEMENTS

The directors present their report and financial statements for the year ended 31st January 2004.

DIRECTORS’ RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

FINANCIAL RESULTS AND DIVIDENDS

The results of the group for the year and amounts transferred to reserves are set out on page 4.

An amount of £2,294,026 (2003: £2,085,478) has been charged in respect of dividends on the 10% cumulative preference shares of £1 each. The directors do not recommend payment of any dividends this year (2003: £nil) and accordingly the liability to pay these dividends has been included in a redemption reserve.

PRINCIPAL ACTIVITY

The principal activities of the group during the year were those of oil trading and distribution, ship chartering and agency and ship owning.

The principal activity of the company for the year remained that of providing administration and financial services for its subsidiary undertakings.

TRAMP HOLDINGS LIMITED

DIRECTORS’ REPORT

for the year ended 31st January 2004

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

The consolidated results show a good recovery over the previous year notwithstanding the continuing decline in the value of the US dollar. Forward sales of the dollar during the year offset the sharp decline seen in the second half of the year. Margins continued to be under pressure but an increase in the volume of oil supplied by the principal trading companies more than compensated for these difficult conditions.

Looking to the future, the directors believe that the group’s strong presence in the Far East will enable it to participate in the positive impact on shipping caused by the growth of Chinese related trade and the recent increase in physical supply activities in the UK will enhance both the profitability of its UK operations and the overall profile of the group in international shipping. While the bunker markets remain competitive, the group is well placed to continue its growth and has put in place internal arrangements which should ensure a focused approach in the current year.

More detailed comments on individual company results and developments are dealt with in the directors’ reports of those companies.

DIRECTORS

The interests of the directors, who both served throughout the year, in the share capital of the company were as follows:

31st January 2003 and 2004
10% cumulative preference shares of £1 each

C C Carlsen	4,980,000
J R Cole	—

Ordinary shares of £1 each

C C Carlsen	620,000
J R Cole	80,000

AUDITORS

On 31 December 2003 BDO Stoy Hayward, the company’s auditors, transferred its business to BDO Stoy Hayward LLP, a limited liability partnership incorporated under the Limited Liability Partnerships Act 2000. Accordingly, BDO Stoy Hayward resigned as auditors on that date and the directors appointed BDO Stoy Hayward LLP as its successor. A resolution to reappoint BDO Stoy Hayward LLP as auditors will be proposed at the next annual general meeting.

This report was approved by the Board on 30 March 2004.

C C Carlsen	J R Cole
Director	Director

BDO Stoy Hayward LLP
Northside House
69 Tweedy Road
Bromley
Kent
BR1 3WA

INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF TRAMP HOLDINGS LIMITED

We have audited the financial statements of Tramp Holdings Limited for the year ended 31st January 2004 on pages 4 to 24 which have been prepared under the accounting policies set out on pages 8 and 9.

Respective responsibilities of directors and auditors

The directors’ responsibilities for preparing the annual report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards are set out in the statement of Directors’ Responsibilities on page 1.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors’ Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the group is not disclosed.

We read the Directors’ Report and consider the implications for our report if we become aware of any apparent misstatements within it.

Our report has been prepared pursuant to the requirements of the Companies Act 1985 and for no other purpose. No person is entitled to rely on this report unless such a person is a person entitled to rely upon this report by virtue of and for the purpose of the Companies Act 1985 or has been expressly authorised to do so by our prior written consent. Save as above, we do not accept responsibility for this report to any other person or for any other purpose and we hereby expressly disclaim any and all such liability.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company and group as at 31st January 2004 and of the profit of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

BDO Stoy Hayward LLP

Chartered Accountants and Registered Auditors

Bromley

Date: 30 March 2004

TRAMP HOLDINGS LIMITED

GROUP PROFIT AND LOSS ACCOUNT

for the year ended 31st January 2004

	Notes	2004	2003
		£	£
Turnover	2	576,372,354	503,044,482

Cost of sales		(568,081,846)	(495,355,097)

Gross profit		8,290,508	7,689,385

Administrative expenses		(6,770,965)	(6,834,486)
Other operating income	3	3,542,699	1,819,714

Operating profit	4	5,062,242	2,674,613

Interest receivable and similar income	7	569,496	435,803

Interest payable	8	(73,573)	(101,091)

Profit on ordinary activities before taxation		5,558,165	3,009,325

Taxation	9	(1,667,878)	(959,269)

Profit on ordinary activities after taxation	10	3,890,287	2,050,056

Minority interests		(557,724)	(261,433)

Profit for the financial year		3,332,563	1,788,623
Appropriation for dividend on non-equity shares	22	(2,294,026)	(2,085,478)

Profit/(loss) for the financial year	21	1,038,537	(296,855)

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

Profit for the financial year		3,332,563	1,788,623
Currency translation differences on foreign currency investments		(256,826)	(462,017)

Total recognised gains and losses		3,075,737	1,326,606

All the above results were derived from continuing activities and there were no acquisitions in the year.

TRAMP HOLDINGS LIMITED

GROUP BALANCE SHEET

as at 31st January 2004

	Notes	2004		2003
		£	£	£	£
FIXED ASSETS

Tangible assets	11		188,823		174,009
Investments	12		30,413		42,022

			219,236		216,031
CURRENT ASSETS
Stocks	13	6,067,862		6,339,945
Debtors	14	57,991,500		74,302,781
Investments	16	1,138,581		984,644
Cash at bank and in hand		32,173,145		18,309,107

		97,371,088		99,936,477
CREDITORS: amounts falling due within one year	17	(55,392,067)		(61,488,396)

Net current assets			41,979,021		38,448,081

Total assets less current liabilities			42,198,257		38,664,112

CREDITORS: amounts falling due after more than one year	18	(76,140)		(52,319)

PROVISIONS FOR LIABILITIES AND CHARGES	19	(43)		(84,176)

			(76,183)		(136,495)

Net assets			42,122,074		38,527,617

CAPITAL AND RESERVES

Called up share capital	20		5,680,000		5,680,000
Profit and loss account	21		9,742,375		8,968,322
Other reserves	22		21,322,306		19,020,622

Shareholders’ funds	23		36,744,681		33,668,944

Minority interests - equity			5,377,393		4,858,673

			42,122,074		38,527,617

The amount of shareholders’ funds attributable to equity interests was £11,510,397 (2003: £10,728,686) and to non-equity interests was £25,234,284 (2003: £22,940,258).

TRAMP HOLDINGS LIMITED

COMPANY BALANCE SHEET

as at 31st January 2004

	Notes	2004		2003
		£	£	£	£
FIXED ASSETS

Investments	12		5,655,189		5,653,404

CURRENT ASSETS

Debtors	14	152,009		142,862

CREDITORS: amounts falling due within one year	17	(120,815)		(108,937)

Net current assets			31,194		33,925

Total assets less current liabilities			5,686,383		5,687,329

CAPITAL AND RESERVES

Called up share capital	20		5,680,000		5,680,000
Profit and loss account	21		(20,247,901)		(17,952,929)
Other reserves	22		20,254,284		17,960,258

Shareholders’ funds			5,686,383		5,687,329

The amount of shareholders’ funds attributable to equity interests was a deficit of £19,547,901 (2003: deficit of £17,252,929) and to non-equity interests was funds of £25,234,284 (2003: funds of £22,940,258).

The financial statements on pages 4 to 24 were approved by the Board on 30 March 2004.

C C Carlsen	J R Cole
Director	Director

TRAMP HOLDINGS LIMITED

GROUP CASH FLOW STATEMENT

for the year ended 31st January 2004

	Note	2004	2003
		£	£
Cash flow from operating activities	24	6,952,524	7,089,733

Returns on investments and servicing of finance	25	483,559	289,102

Taxation	25	(1,624,515)	(1,675,334)

Capital expenditure and financial investment	25	(72,114)	(128,055)

Acquisitions and disposals	25	23,534	85,823

Cash inflow before financing		5,762,988	5,661,269

Financing	25	(16,240)	(21,582)

Increase in cash in the period		5,746,748	5,639,687

Reconciliation of net cash flow to movement in net funds	26

Increase in cash in the period		5,746,748	5,639,687

Cash outflow from decrease in debt and hire purchase financing		16,240	21,582

Change in funds resulting from cash flows		5,762,988	5,661,269
New hire purchase agreements		(53,003)	—

Movement in net debt in the period		5,709,985	5,661,269

Net funds at 1st February 2003		17,532,892	11,871,623

Net funds at 31st January 2004		23,242,877	17,532,892

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1	ACCOUNTING POLICIES

Basis of accounting

The financial statements are prepared under the historical cost convention and are in accordance with applicable accounting standards.

Basis of consolidation

All group companies are consolidated. Tramp Oil Schiffahrts und Handels GmbH, Tramp Oil Germany GmbH & Co KG, Tramp Oil (Brasil) Ltda and Tramp Oil & Marine (South Cone) S.A. have been consolidated based on the accounts for the year ended 31st December 2003.

Basis of translation of foreign currencies

At the year end all foreign currency assets and liabilities of the group and company are translated at the applicable rates of exchange ruling on that date. The results of overseas subsidiary undertakings are translated into sterling at the year end rates. Exchange differences which arise from the translation at rates different from those used in the previous year’s financial statements of the share capital and reserves of overseas subsidiary undertakings are dealt with through reserves. Exchange profits and losses on trading transactions are included in the group’s trading profits.

Turnover

Turnover is the amount derived from the provision of goods and services falling within the group’s ordinary activities after deduction of trade discounts and value added tax.

Deferred taxation

Deferred tax liabilities are recognised in respect of all timing differences that have originated but not reversed by the balance sheet date. Deferred tax assets are recognised to the extent they are considered recoverable. Deferred tax balances are not discounted.

Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation and any provision for impairment. All repairs are written off as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets.

The estimated useful lives are:

Fixtures, fittings and equipment	-	3-5 years
Plant and machinery	-	4-5 years
Short leasehold	-	10 years
Freehold property	-	10 years

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1	ACCOUNTING POLICIES continued

Investments

(i)	Fixed assets

Fixed asset investments are stated at cost less provision for impairment. The investments in ships are written off at rates of 5% to 14% of cost per annum in accordance with the taxation laws of Denmark.

(ii)	Current assets

Current asset investments are stated at the lower of cost and net realisable value.

Stock

Stock, consisting of oil products in hand and contracted for under irrevocable purchase orders, is valued at the lower of cost, on a first in first out basis, and net realisable value.

Pension costs

The group continues to operate a group personal pension plan and a death benefit scheme for which contributions are charged to the profit and loss account in the period for which they are paid. The liability of the group is limited to the contributions paid in the year.

2	TURNOVER AND OPERATING PROFIT

Turnover and operating profit information has not been disclosed as in the opinion of the directors the disclosure of turnover and operating profit by class of business and geographical area would be prejudicial to the interests of the group.

3	OTHER OPERATING INCOME

	2004	2003
	£	£
Interest receivable from clients	1,683,036	1,551,002
Profit on disposal of tangible fixed assets	33,675	13,639
Profit on disposal of fixed asset investments	—	74,640
Profit on exchange	1,289,681	113,189
Decrease in provision against current asset investments	167,547	—
Decrease in bad debt provisions	142,163	—
Decrease in provision against claims	47,978	—
Other income	178,619	67,244

	3,542,699	1,819,714

Interest receivable from clients arises as an integral element of trading activities and is therefore treated as an operating item.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

4	OPERATING PROFIT is stated after charging:

	2004	2003
	£	£
Depreciation of tangible fixed assets - owned assets	96,587	98,155
Directors’ remuneration (including pension contributions) as executives (note 5)	534,071	455,918
Auditors’ remuneration for audit services	43,948	62,236
Non-audit fees paid to auditors	33,200	42,338
Amounts written off investments in ships	13,427	12,869
Operating lease rentals payable for land and buildings	119,364	264,005
Other operating lease rentals payable	2,149	1,374
Increase in provision against current asset investments	—	229,787
Increase in bad debt provision	—	511,121
Increase in provision against claims	—	50,838

5	DIRECTORS’ EMOLUMENTS

Remuneration

The remuneration of the directors was as follows:

Emoluments	465,102	386,949
Company contributions to money purchase pension schemes	68,969	68,969

	534,071	455,918

Pensions

The number of directors who accrued benefits under pension schemes was as follows:

	Number	Number
Money purchase schemes	1	1

Highest paid director

The above amounts for remuneration include the following in respect of the highest paid director:

	£	£
Emoluments	234,750	193,622
Company contributions to money purchase schemes	68,969	68,969

	303,719	262,591

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

6	EMPLOYEES

The average monthly number of employees of the group, excluding directors, during the year was 80 made up as follows:

	2004 Number	2003 Number
Sales	36	36
Administration	44	42

	80	78

Staff costs during the year amounted to:

	£	£
Wages and salaries	3,442,859	2,782,240
Social security costs	305,240	244,767
Other pension costs	144,039	132,474

	3,892,138	3,159,481

7	INTEREST RECEIVABLE AND SIMILAR INCOME

Interest receivable	535,518	406,019
Income from listed investments	21,510	21,702
Income from overseas investments	12,468	8,082

	569,496	435,803

Interest receivable from clients is detailed in note 3 above.

8	INTEREST PAYABLE

On loans wholly repayable within five years	73,573	99,404
On overdue tax	—	1,687

	73,573	101,091

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

9	TAXATION

	2004	2003
	£	£
Current tax
Corporation tax based on the adjusted profit for the year	1,419,868	777,253
Less: Double taxation relief	(268,236)	(219,076)

	1,151,632	558,177

Over provision in previous years	(28,191)	(25,111)
Overseas taxation	542,286	424,021
Tax credit on franked investment income written off	2,151	2,182

Tax on profit on ordinary activities	1,667,878	959,269

Factors affecting tax charge for the period

The tax assessed for the period is greater than the standard rate of corporation tax in the UK (30%). The differences are explained below:

Profit on ordinary activities before taxation	5,558,165	3,009,325

Profit on ordinary activities multiplied by standard rate of corporation tax in the UK of 30% (2003: 30%)	1,667,450	902,798

Effects of:
Expenses not deductible for tax purposes	(40,894)	4,899
Capital allowances for period in excess of depreciation	(13,361)	(10,093)
Utilisation of tax losses	19,776	12,116
Starting rate, small companies rate and marginal relief	(2,663)	(6,680)
Higher rate taxes on overseas earnings	4,551	35,043
Adjustments to tax charge in respect of previous periods	33,019	21,186

Current tax on charge for the period	1,667,878	959,269

10	PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION

The loss after taxation dealt with in the financial statements of the company was £946 for the year ended 31st January 2004 (2003: profit £1,808). As permitted by Section 230 of the Companies Act 1985 a separate profit and loss account dealing with the results of the company only has not been presented for the year ended 31st January 2004.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

11	TANGIBLE FIXED ASSETS

Group

	Freehold Property	Short leasehold	Fixtures, fittings and equipment	Plant and machinery	Total
	£	£	£	£	£
Cost

1st February 2003	22,532	48,963	1,039,353	308,633	1,419,481
Exchange difference	—	523	(2,562)	(2,508)	(4,547)
Additions	—	169	38,538	88,540	127,247
Disposals	—	—	(2,918)	(161,655)	(164,573)

31st January 2004	22,532	49,655	1,072,411	233,010	1,377,608

Depreciation

1st February 2003	11,265	37,907	948,645	247,655	1,245,472
Exchange difference	—	39	(1,788)	(2,777)	(4,526)
Charge for the year	2,253	2,600	49,281	42,453	96,587
Disposals	—	—	(2,918)	(145,830)	(148,748)

31st January 2004	13,518	40,546	993,220	141,501	1,188,785

Net book value 31st January 2004	9,014	9,109	79,191	91,509	188,823

31st January 2003	11,267	11,056	90,708	60,978	174,009

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

12	FIXED ASSET INVESTMENTS

Company

Shares in subsidiary undertakings
£
Cost
1st February 2003 and 31st January 2004	5,658,000

Provisions
1st February 2003	4,596
Decrease	(1,785)

31st January 2004	2,811

Net book value 31st January 2004	5,655,189

31st January 2003	5,653,404

Subsidiary undertakings

The company owns 100% of the share capital of Tramp Oil Financial Products Limited, a company incorporated and operating in the UK, marketing and providing financial products to the bunker industry.

Tramp Holdings Limited owns 87.5% of Tramp Group Limited, a company operating in the UK. The company and its subsidiaries are primarily engaged in the business of oil trading.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

12	FIXED ASSET INVESTMENTS continued

Company continued

Subsidiary undertakings continued

The following are wholly owned subsidiary undertakings of Tramp Group Limited:

Tramp Shipping & Chartering Aps	-	Ship chartering
Tramp Oil & Marine Limited	-	Oil trading
Tramp Oil Schiffahrts und Handels GmbH	-	Oil trading
Tramp Chartering Limited	-	Ship chartering and agency
TOM Oil Limited	-	Oil trading
Tramp Oil & Marine (Far East) Pte Ltd	-	Oil trading
Tramp Oil & Marine (Med) Limited	-	Oil trading
Tramp Oil Aviation Limited	-	Oil trading
TOM Oil (Broking) Limited	-	Oil broking
Tramp Oil Products Limited	-	Oil trading
Tramp Oil Fuel Supplies Limited	-	Oil trading
Tramp Oil & Marine (Romania) SRL	-	Dormant

Tramp Shipping and Chartering Aps is incorporated and operating in Denmark.

Tramp Oil Schiffahrts und Handels GmbH is incorporated and operates in Germany.

Tramp Oil & Marine (Far East) Pte Limited is incorporated and operates in Singapore.

Tramp Oil & Marine (Med) Limited is incorporated in the UK and operates in Cyprus.

Tramp Oil & Marine (Romania) SRL is incorporated in Romania.

Tramp Group Limited owns the entire allotted equity share capital, consisting of £1 ordinary shares, of the eight UK companies.

Tramp Group Limited owns 100% of a German partnership, Tramp Oil Germany GmbH & Co KG, whose business is oil trading and who changed its name from Tramp Oil Schiffarts und Handels GmbH & Co KG during the year.

Tramp Group Limited owns 67% of the share capital of Tramp Oil (Brasil) Limitada, a company incorporated and operating in Brazil as oil traders.

During the year Tramp Oil (Brasil) Limitada subscribed for 100% of the share capital of Tobras Distribuidora de Combustiveis Limitada, a company incorporated in Brazil. This company had not commenced trading at 31st January 2004.

Tramp Group Limited owns 65% of the share capital of Tramp Oil & Marine (South Cone) S.A., a company incorporated and operating in Chile as oil traders.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

12	FIXED ASSET INVESTMENTS continued

Group

	Interest in associated undertakings	Investment in ships	Total
	£	£	£
Cost
1st February 2003	35	213,301	213,336
Exchange difference	—	9,235	9,235

31st January 2004	35	222,536	222,571

Provisions
1st February 2003	—	171,314	171,314
Exchange difference	—	7,417	7,417
Amounts written off in the year	—	13,427	13,427

31st January 2004	—	192,158	192,158

Net book value 31st January 2004	35	30,378	30,413

31st January 2003	35	41,987	42,022

13	STOCKS

	Group
	2004	2003
	£	£
Stocks of oil products	6,067,862	6,339,945

The replacement value of stock is not materially different to the balance sheet value.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

14	DEBTORS

	Group		Company
	2004	2003	2004	2003
	£	£	£	£
Trade debtors	56,733,054	72,894,989	—	—
Group relief receivable from subsidiary undertakings	—	—	—	1,499
Amount owed by subsidiary undertakings	—	—	151,159	98,843
Other debtors	778,363	915,714	1	2
Prepayments and accrued income	480,083	492,078	849	42,518

	57,991,500	74,302,781	152,009	142,862

Other debtors includes £5,905 (2003: £29,524) in respect of hire purchase contracts of which £nil (2003: £5,905) is due after more than one year.

Prepayments and accrued income includes £nil (2003: £41,807) in respect of pension premiums prepaid.

15	DEFERRED TAXATION

There is no provision for deferred taxation in the accounts of either the group or the company at 31st January 2004 (2003: £nil).

There are capital losses carried forward of £912,346 (2003: £870,797).

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

16	CURRENT ASSET INVESTMENTS

	Group
	2004	2003
	£	£
Cost

Listed shares held in United Kingdom	845,707	863,133
Unlisted shares held in United Kingdom	300,000	300,000
Bonds in Germany	14,372	6,395
Bonds and stocks in Denmark	46,678	71,671
Other overseas equities	344,799	323,967

	1,551,556	1,565,166
Less: Provision for impairment	(412,975)	(580,522)

	1,138,581	984,644

Market value	1,212,085	1,015,660

17	CREDITORS: amounts falling due within one year

	Group		Company
	2004	2003	2004	2003
	£	£	£	£
Hire purchase obligations	12,942	—	—	—
Bank loans and overdrafts	8,841,186	723,896	—	—
Trade creditors	43,440,578	58,648,537	—	—
Corporation tax	690,629	558,176	1,705	—
Other taxes and social
security costs	569,982	550,498	12,886	11,443
Other creditors	1,073,971	276,317	3	3
Accruals and deferred income	762,779	730,972	106,221	97,491

	55,392,067	61,488,396	120,815	108,937

Accruals and deferred income includes £18,412 (2003: £nil) in respect of pension premiums accrued.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

18	CREDITORS: amounts falling due after more than one year

	Group
	2004	2003
	£	£
Hire purchase obligations	17,958	—
Secured loans	58,182	52,319

	76,140	52,319

The secured loans are repayable by equal half-yearly instalments of capital plus interest. The period outstanding on the loans vary between 1 and 10 years and interest rates range from 8% to variable market rates. The mortgages are secured by charges over the investment in ships. The hire purchase obligations are payable in more than one year but less than five years.

19	PROVISIONS FOR LIABILITIES AND CHARGES

	Group
	2004	2003
	£	£
Provision against exchange losses	43	23,338
Other	—	60,838

	43	84,176

Movements on provisions during the year were as follows:
		£

Balance at 1st February 2003		84,176
Transfer to profit and loss account		(84,133)

Balance at 31st January 2004		43

20	SHARE CAPITAL

	Authorised		Allotted, issued and fully paid
	2004	2003	2004	2003
	£	£	£	£
10% Cumulative preference
shares of £1 each	5,000,000	5,000,000	4,980,000	4,980,000
Ordinary shares of £1 each	1,000,000	1,000,000	700,000	700,000

	6,000,000	6,000,000	5,680,000	5,680,000

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

20	SHARE CAPITAL continued

The 10% cumulative preference shares were issued on the terms that the preference dividend entitlement shall be calculated from 28 December 1986. The resultant cumulative entitlement from that date, net of dividends already paid, £80,000 (2003: £80,000) amounts to £20,254,284 (2003: £17,960,258). The company’s articles of association do not require that this entitlement be settled at any time, other than in a winding up or reduction of capital, and if no preference dividend is determined by the directors, the company remains able to declare dividends on its ordinary shares of £1 each.

On a winding up assets available to members will be applied first in repaying the nominal amount paid up on the preference shares along with the arrears of preference dividends.

21	PROFIT AND LOSS ACCOUNT

	Group	Company
	£	£
Balance at 1st February 2003	8,968,322	(17,952,929)
Exchange differences	(264,484)	—
Profit/(loss) for the year	1,038,537	(2,294,972)

Balance at 31st January 2004	9,742,375	(20,247,901)

22	OTHER RESERVES

	Redemption reserve	Other reserves	Group Total
	£	£	£
Balance at 1st February 2003	17,960,258	1,060,364	19,020,622
Exchange differences	—	7,658	7,658
Transfer	2,294,026	—	2,294,026

Balance at 31st January 2004	20,254,284	1,068,022	21,322,306

			Company Redemption reserve
			£
Balance at 1st February 2003			17,960,258
Transfer			2,294,026

Balance at 31st January 2004			20,254,284

The redemption reserve represents dividends on the 10% cumulative preference shares which although not declared have been appropriated from the profit and loss account in accordance with Financial Reporting Standard 4, Capital Instruments.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

23	RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

	2004	2003
	£	£
Profit for the financial year	3,332,563	1,788,623
Appropriation for dividend	(2,294,026)	(2,085,478)
Transfer to redemption reserve	2,294,026	2,085,478

	3,332,563	1,788,623
Other recognised gains and losses	(256,826)	(462,017)

Net addition to shareholders’ funds	3,075,737	1,326,606
Opening shareholders’ funds	33,668,944	32,342,338

Closing shareholders’ funds	36,744,681	33,668,944

24	RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH FLOWS

Operating profit	5,062,242	2,674,613
Depreciation of tangible fixed assets	96,587	98,155
Profit on disposal of tangible fixed assets	(33,675)	(13,639)
Amounts written off fixed asset investments	13,427	12,869
Profit on disposal of fixed asset investments	—	(74,640)
Loss on disposal of current asset investments	60,980	33,717
Provision for impairment of current asset investments	(167,547)	229,787
Provision against claims	(60,838)	50,838
Provision against exchange losses	(23,295)	(83,840)
Exchange differences	(297,627)	(558,389)
Change in stocks	272,083	(2,787,426)
Change in debtors	16,435,729	(15,530,156)
Change in creditors	(14,405,542)	23,037,844

Net cash inflow from operating activities	6,952,524	7,089,733

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

25	ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

	2004	2003
	£	£
Returns on investment and servicing of finance
Interest received	524,232	401,788
Dividends received	31,683	28,010
Interest paid	(72,356)	(106,227)
Dividends paid to minority interest	—	(34,469)

Net cash inflow for returns on investments and servicing of finance	483,559	289,102

Taxation
UK Corporation tax paid	(1,047,216)	(780,286)
Foreign tax paid	(577,299)	(895,048)

Taxation paid	(1,624,515)	(1,675,334)

Capital expenditure and financial investment
Purchase of tangible fixed assets	(74,244)	(93,178)
Sale of tangible fixed assets	49,500	14,732
Purchase of fixed asset investments	—	(35)
Sale of fixed asset investments	—	31,810
Purchase of current asset investments	(251,177)	(477,260)
Sale of current asset investments	203,807	395,876

Net cash outflow for capital expenditure and financial investment	(72,114)	(128,055)

Financing
Secured loan drawn/(repaid)	5,863	(21,582)
Capital element of hire purchase payments	(22,103)	—

Net cash outflow from financing	(16,240)	(21,582)

Acquisition and disposals
Disposal of shares in subsidiary company	—	73,658
Investment by minority interest in subsidiary	23,534	14,945
Net cash outflow of purchase of shares in subsidiary	—	(2,780)

Net cash inflow for acquisitions and disposals	23,534	85,823

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

26	ANALYSIS OF NET FUNDS

	At 1st February 2003	Cash flows	Other non-cash changes	At 31 January 2004
	£	£	£	£
Cash at bank and in hand	18,309,107	13,864,038	—	32,173,145
Bank overdrafts	(723,896)	(8,117,290)	—	(8,841,186)
Hire purchase obligations	—	22,103	(53,003)	(30,900)
Secured loans due after more than one year	(52,319)	(5,863)	—	(58,182)

TOTAL	17,532,892	5,762,988	(53,003)	23,242,877

27	CONTINGENT LIABILITIES

At the year end, the group’s principal bankers held cross guarantees from Tramp Group Limited and three of its subsidiary undertakings in respect of certain group borrowings and guarantees issued on the group’s behalf up to a maximum of £12,593,000 (2003: £10,301,000).

At 31st January 2004 the net borrowings and guarantees of the group covered by these facilities amounted to £3,212,000 (2003: £755,000) and there were credit balances under two of the facilities of £14,168,000 (2003: £3,987,000).

28	FINANCIAL COMMITMENTS

The group is committed to make the following payments during the year following the period under review under operating lease contracts.

	Land and Buildings		Other
	2004	2003	2004	2003
	£	£	£	£
Operating leases which expire:

Within 1 year	28,360	19,389	—	—
Within 2-5 years	27,272	—	2,203	2,386
After 5 years	157,240	224,361	—	—

	212,872	243,750	2,203	2,386

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

29	ULTIMATE CONTROLLING PARTY

C C Carlsen has a controlling interest in the ordinary share capital of the company.

30	TRANSACTIONS WITH RELATED PARTIES

The company has purchased goods and services in the ordinary course of business of £nil (2003: £208) and provided goods and services of £625,615 (2003: £503,388) from and to Tramp Group Limited.

2003 AND 2002 FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

TRAMP HOLDINGS LIMITED

DIRECTORS’ REPORT AND

FINANCIAL STATEMENTS

for the year ended 31st January 2003

TRAMP HOLDINGS LIMITED

DIRECTORS’ REPORT

for the year ended 31st January 2003

DIRECTORS

C C Carlsen (Chairman)

J R Cole

FINANCIAL STATEMENTS

The directors present their report and financial statements for the year ended 31st January 2003.

DIRECTORS’ RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

FINANCIAL RESULTS AND DIVIDENDS

The results of the group for the year and amounts transferred to reserves are set out on page 4.

An amount of £2,085,478 (2002: £1,895,889) has been charged in respect of dividends on the 10% cumulative preference shares of £1 each. The directors do not recommend payment of any dividends this year (2002: £nil) and accordingly the liability to pay these dividends has been included in a redemption reserve.

PRINCIPAL ACTIVITY

The principal activities of the group during the year were those of oil trading and distribution, ship chartering and agency and ship owning.

The principal activity of the company for the year remained that of providing administration and financial services for its subsidiary undertakings.

TRAMP HOLDINGS LIMITED

DIRECTORS’ REPORT

for the year ended 31st January 2003

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

The consolidated results show a fall in profits over the previous record year but in the context of difficult trading conditions, very competitive markets and a significant fall in the value of the US dollar, the group’s main trading currency, the performance demonstrated the underlying strength of the group. Volume of oil supplied was only marginally down on the previous year which, in a contracting market, indicates an increased market share. Margins were squeezed by currency weakness and lack of demand for bunkers.

As the year progressed trading conditions became more favourable and this improvement has carried over into the current year.

During the year the group made some important moves in establishing new offices which should begin to contribute towards profits in the current year. While conditions remain challenging, the directors believe that changes implemented during the year will enhance opportunities for future profits growth and are confident that the current year will see a resumption in growth of both volume of oil supplied and profits.

DIRECTORS

The interests of the directors, who both served throughout the year, in the share capital of the company were as follows:

31st January
2002 and 2003
10% cumulative preference shares of £1 each

C C Carlsen	4,980,000
J R Cole	—

Ordinary shares of £1 each

C C Carlsen	620,000
J R Cole	80,000

AUDITORS

In accordance with Section 385 of the Companies Act 1985, a resolution proposing that BDO Stoy Hayward be re-appointed as auditors of the company will be put to the annual general meeting.

This report was approved by the Board on 4th June 2003.

C C Carlsen	J R Cole
Director	Director

BDO Stoy Hayward
Northside House
69 Tweedy Road
Bromley
Kent
BR1 3WA

INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF TRAMP HOLDINGS LIMITED

We have audited the financial statements of Tramp Holdings Limited for the year ended 31st January 2003 on pages 4 to 25 which have been prepared under the accounting policies set out on pages 8 and 9.

Respective responsibilities of directors and auditors

The directors’ responsibilities for preparing the annual report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards are set out in the statement of Directors’ Responsibilities on page 1.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors’ Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the group is not disclosed.

We read the Directors’ Report and consider the implications for our report if we become aware of any apparent misstatements within it.

Our report has been prepared pursuant to the requirements of the Companies Act 1985 and for no other purpose. No person is entitled to rely on this report unless such a person is a person entitled to rely upon this report by virtue of and for the purpose of the Companies Act 1985 or has been expressly authorised to do so by our prior written consent. Save as above, we do not accept responsibility for this report to any other person or for any other purpose and we hereby expressly disclaim any and all such liability.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company and group as at 31st January 2003 and of the profit of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

BDO Stoy Hayward

Chartered Accountants and Registered Auditors

Bromley

Date: 4th June 2003.

TRAMP HOLDINGS LIMITED

GROUP PROFIT AND LOSS ACCOUNT

for the year ended 31st January 2003

	Notes	2003	2002
		£	£
Turnover	2	503,044,482	504,548,801

Cost of sales		(495,355,097)	(492,898,810)

Gross profit		7,689,385	11,649,991

Administrative expenses		(6,834,486)	(7,702,585)
Other operating income	3	1,819,714	3,159,626

Operating profit	4	2,674,613	7,107,032

Interest receivable and similar income	7	435,803	476,733

Interest payable	8	(101,091)	(226,502)

Profit on ordinary activities before taxation		3,009,325	7,357,263

Taxation	9	(959,269)	(1,852,169)

Profit on ordinary activities after taxation	10	2,050,056	5,505,094
Minority interests		(261,433)	(742,403)

Profit for the financial year		1,788,623	4,762,691

Appropriation for dividend on non-equity shares	22	(2,085,478)	(1,895,889)

(Loss)/profit for the financial year	21	(296,855)	2,866,802

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

Profit for the financial year		1,788,623	4,762,691
Currency translation differences on foreign currency investments		(462,017)	39,001

Total recognised gains and losses		1,326,606	4,801,692

All the above results were derived from continuing activities and there were no acquisitions in the year.

TRAMP HOLDINGS LIMITED

GROUP BALANCE SHEET

as at 31st January 2003

	Notes	2003		2002
		£	£	£	£
FIXED ASSETS

Tangible assets	11		174,009		181,376
Investments	12		42,022		82,252

			216,031		263,628
CURRENT ASSETS
Stocks	13	6,339,945		3,552,519
Debtors	14	74,302,781		58,682,426
Investments	16	984,644		1,166,764
Cash at bank and in hand		18,309,107		16,767,185

		99,936,477		80,168,894
CREDITORS: amounts falling due within one year	17	(61,488,396)		(43,208,858)

Net current assets			38,448,081		36,960,036

Total assets less current liabilities			38,664,112		37,223,664

CREDITORS: amounts falling due after more than one year	18	(52,319)		(73,901)

PROVISIONS FOR LIABILITIES AND CHARGES	19	(84,176)		(117,178)

Net assets			(136,495)		(191,079)

			38,527,617		37,032,585

CAPITAL AND RESERVES

Called up share capital	20		5,680,000		5,680,000
Profit and loss account	21		8,968,322		9,731,560
Other reserves	22		19,020,622		16,930,778

Shareholders’ funds	23		33,668,944		32,342,338

Minority interests - equity			4,858,673		4,690,247

			38,527,617		37,032,585

The amount of shareholders’ funds attributable to equity interests was £10,728,686 (2002: £11,487,558) and to non-equity interests was £22,940,258 (2002: £20,854,780).

TRAMP HOLDINGS LIMITED

COMPANY BALANCE SHEET

as at 31st January 2003

	Notes	2003		2002
		£	£	£	£
FIXED ASSETS

Investments	12		5,653,404		5,648,098

CURRENT ASSETS

Debtors	14	142,862		314,256

CREDITORS: amounts falling due within one year	17	(108,937)		(276,833)

Net current assets			33,925		37,423

Total assets less current liabilities			5,687,329		5,685,521

CAPITAL AND RESERVES

Called up share capital	20		5,680,000		5,680,000
Profit and loss account	21		(17,952,929)		(15,869,259)
Other reserves	22		17,960,258		15,874,780

Shareholders’ funds			5,687,329		5,685,521

The amount of shareholders’ funds attributable to equity interests was a deficit of £17,252,929 (2002: deficit of £15,169,259) and to non-equity interests was funds of £22,940,258 (2002: funds of £20,854,780).

The financial statements on pages 4 to 25 were approved by the Board on 4th June 2003.

C C Carlsen	J R Cole
Director	Director

TRAMP HOLDINGS LIMITED

GROUP CASH FLOW STATEMENT

for the year ended 31st January 2003

	Note	2003	2002
		£	£
Cash flow from operating activities	24	7,089,733	5,635,238

Returns on investments and servicing of finance	25	289,102	202,583

Taxation	25	(1,675,334)	(1,854,431)

Capital expenditure and financial investment	25	(128,055)	(188,173)

Acquisitions and disposals	25	85,823	5,527

Cash inflow before financing		5,661,269	3,800,744

Financing	25	(21,582)	14,146

Increase in cash in the period		5,639,687	3,814,890

Reconciliation of net cash flow to movement in net funds	26

Increase in cash in the period		5,639,687	3,814,890

Cash outflow/(inflow) from increase/(decrease) in debt and hire purchase financing		21,582	(14,146)

Change in funds resulting from cash flows		5,661,269	3,800,744

Net funds at 1st February 2002		11,871,623	8,070,879

Net funds at 31st January 2003		17,532,892	11,871,623

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1	ACCOUNTING POLICIES

Basis of accounting

The financial statements are prepared under the historical cost convention and are in accordance with applicable accounting standards.

Basis of consolidation

All group companies are consolidated. Tramp Oil Schiffahrts und Handels GmbH, Tramp Oil Schiffahrts und Handels GmbH & Co KG and Tramp Oil (Brasil) Ltda have been consolidated based on the accounts for the year ended 31st December 2002.

Basis of translation of foreign currencies

At the year end all foreign currency assets and liabilities of the group and company are translated at the applicable rates of exchange ruling on that date. The results of overseas subsidiary undertakings are translated into sterling at the year end rates. Exchange differences which arise from the translation at rates different from those used in the previous year’s financial statements of the share capital and reserves of overseas subsidiary undertakings are dealt with through reserves. Exchange profits and losses on trading transactions are included in the group’s trading profits.

Turnover

Turnover is the amount derived from the provision of goods and services falling within the group’s ordinary activities after deduction of trade discounts and value added tax.

Deferred taxation

Deferred tax liabilities are recognised in respect of all timing differences that have originated but not reversed by the balance sheet date. Deferred tax assets are recognised to the extent they are considered recoverable. Deferred tax balances are not discounted.

Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation and any provision for impairment. All repairs are written off as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets.

The estimated useful lives are:

Fixtures, fittings and equipment	-	3-5 years
Plant and machinery	-	4-5 years
Short leasehold	-	10 years
Freehold property	-	10 years

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1	ACCOUNTING POLICIES continued

Investments

(i)	Fixed assets

Fixed asset investments are stated at cost less provision for impairment. The investments in ships are written off at rates of 5% to 14% of cost per annum in accordance with the taxation laws of Denmark.

(ii)	Current assets

Current asset investments are stated at the lower of cost and net realisable value.

Stock

Stock, consisting of oil products in hand and contracted for under irrevocable purchase orders, is valued at the lower of cost, on a first in first out basis, and net realisable value.

Pension costs

The group continues to operate a group personal pension plan and a death benefit scheme for which contributions are charged to the profit and loss account in the period for which they are paid. The liability of the group is limited to the contributions paid in the year.

2	TURNOVER AND OPERATING PROFIT

Turnover and operating profit information has not been disclosed as in the opinion of the directors the disclosure of turnover and operating profit by class of business and geographical area would be prejudicial to the interests of the group.

3	OTHER OPERATING INCOME

	2003	2002
	£	£
Interest receivable from clients	1,551,002	2,026,253
Consultancy and management fees	—	109,429
Profit on disposal of tangible fixed assets	13,639	3,620
Profit on disposal of fixed asset investments	74,640	—
Profit on disposal of current asset investments	—	54,286
Profit on exchange	113,189	478,493
Decrease in bad debt provisions	—	421,350
Other income	67,244	66,195

	1,819,714	3,159,626

Interest receivable from clients arises as an integral element of trading activities and is therefore treated as an operating item.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

4	OPERATING PROFIT is stated after charging:

	2003	2002
	£	£
Depreciation of tangible fixed assets - owned assets	98,155	131,985
Directors’ remuneration (including pension contributions) as executives (note 5)	455,918	890,967
Auditors’ remuneration for audit services	62,236	63,832
Non-audit fees paid to auditors	42,338	31,850
Amounts written off investments in ships	12,869	12,019
Operating lease rentals payable for land and buildings	264,005	217,530
Other operating lease rentals payable	1,374	—
Share of losses of associated undertakings	—	429
Loss on disposal of current asset investments	33,717	—

5	DIRECTORS’ EMOLUMENTS

Remuneration

The remuneration of the directors was as follows:
Emoluments	386,949	719,620
Company contributions to money purchase pension schemes	68,969	171,347

	455,918	890,967

Pensions

The number of directors who accrued benefits under pension schemes was as follows:

	Number	Number
Money purchase schemes	1	2

Highest paid director

The above amounts for remuneration include the following in respect of the highest paid director:

	£	£
Emoluments	193,622	394,404
Company contributions to money purchase schemes	68,969	102,378

	262,591	496,782

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

6	EMPLOYEES

The average monthly number of employees of the group, excluding directors, during the year was 78 made up as follows:

	2003 Number	2002 Number
Sales	36	34
Administration	42	35

	78	69

Staff costs during the year amounted to:

	£	£
Wages and salaries	2,782,240	3,456,751
Social security costs	244,767	320,034
Other pension costs	132,474	113,658

	3,159,481	3,890,443

7	INTEREST RECEIVABLE AND SIMILAR INCOME

Interest receivable	406,019	444,865
Income from listed investments	21,702	20,898
Income from overseas investments	8,082	10,970

	435,803	476,733

Interest receivable from clients is detailed in note 3 above.

8	INTEREST PAYABLE

On loans wholly repayable within five years	99,404	217,238
On overdue tax	1,687	9,264

	101,091	226,502

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

9	TAXATION

	2003	2002
	£	£
Current tax
Corporation tax based on the adjusted profit for the year	777,253	1,844,146
Less: Double taxation relief	(219,076)	(432,490)

	558,177	1,411,656
Over provision in previous years	(25,111)	(4,799)
Overseas taxation	424,021	443,235
Tax credit on franked investment income written off	2,182	2,077

Tax on profit on ordinary activities	959,269	1,852,169

Factors affecting tax charge for the period

The tax assessed for the period is greater than (2002: lower than) the standard rate of corporation tax in the UK (30%). The differences are explained below:

Profit on ordinary activities before taxation	3,009,325	7,357,263

Profit on ordinary activities multiplied by standard rate of corporation tax in the UK of 30% (2002: 30%)	902,798	2,207,179
Effects of:
Expenses not deductible for tax purposes	4,899	(66,462)
Capital allowances for period in excess of depreciation	(10,093)	(1,745)
Utilisation of tax losses	12,116	(13,863)
Starting rate, small companies rate and marginal relief	(6,680)	(4,365)
Higher rate taxes on overseas earnings	35,043	1,487
Adjustments to tax charge in respect of previous periods	21,186	(270,062)

Current tax on charge for the period	959,269	1,852,169

10	PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION

The profit after taxation dealt with in the financial statements of the company was £1,808 for the year ended 31st January 2003 (2002: loss £1,802). As permitted by Section 230 of the Companies Act 1985 a separate profit and loss account dealing with the results of the company only has not been presented for the year ended 31st January 2003.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

11	TANGIBLE FIXED ASSETS

Group

	Freehold Property	Short leasehold	Fixtures, fittings and equipment	Plant and machinery	Total
	£	£	£	£	£
Cost
1st February 2002	22,532	38,643	992,827	348,012	1,402,014
Exchange difference	—	—	(3,486)	(4,891)	(8,377)
Additions	—	10,320	51,651	31,207	93,178
Disposals	—	—	(1,639)	(65,695)	(67,334)

31st January 2003	22,532	48,963	1,039,353	308,633	1,419,481

Depreciation

1st February 2002	9,012	36,784	900,996	273,846	1,220,638
Exchange difference	—	—	(5,365)	(1,715)	(7,080)
Charge for the year	2,253	1,123	53,560	41,219	98,155
Disposals	—	—	(546)	(65,695)	(66,241)

31st January 2003	11,265	37,907	948,645	247,655	1,245,472

Net book value 31st January 2003	11,267	11,056	90,708	60,978	174,009

31st January 2002	13,520	1,859	91,831	74,166	181,376

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

12	FIXED ASSET INVESTMENTS

Company

Shares in subsidiary undertakings
£
Cost
1st February 2002 and 31st January 2003	5,658,000

Provisions
1st February 2002	9,902
Decrease	(5,306)

31st January 2003	4,596

Net book value 31st January 2003	5,653,404

31st January 2002	5,648,098

Subsidiary undertakings

The company owns 100% of the share capital of Tramp Oil Financial Products Limited, a company incorporated and operating in the UK, marketing and providing financial products to the bunker industry.

Tramp Holdings Limited owns 87.5% of Tramp Group Limited, a company operating in the UK. The company and its subsidiaries are primarily engaged in the business of oil trading.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

12	FIXED ASSET INVESTMENTS continued

Company continued

Subsidiary undertakings continued

The following are wholly owned subsidiary undertakings of Tramp Group Limited:

Tramp Shipping & Chartering Aps	-	Ship chartering
Tramp Oil & Marine Limited	-	Oil trading
Tramp Oil Schiffahrts und Handels GmbH	-	Oil trading
Tramp Chartering Limited	-	Ship chartering and agency
TOM Oil Limited	-	Oil trading
Tramp Oil & Marine (Far East) Pte Ltd	-	Oil trading
Tramp Oil & Marine (Med) Limited	-	Oil trading
Tramp Oil Aviation Limited	-	Oil trading
TOM Oil (Broking) Limited	-	Oil broking
Tramp Oil Products Limited	-	Oil trading
Tramp Oil Fuel Supplies Limited	-	Oil trading
Tramp Oil & Marine (Romania) SRL	-	Not yet trading

Tramp Shipping and Chartering Aps is incorporated and operating in Denmark.

Tramp Oil Schiffahrts und Handels GmbH is incorporated and operates in Germany.

Tramp Oil & Marine (Far East) Pte Limited is incorporated and operates in Singapore.

Tramp Oil & Marine (Med) Limited is incorporated in the UK and operates in Cyprus.

Tramp Oil & Marine (Romania) SRL is incorporated in Romania.

Tramp Group Limited owns the entire allotted equity share capital, consisting of £1 ordinary shares, of the eight UK companies.

During the year, Trampex (London) Limited was dissolved. Tramp Group Limited held 100% of the share capital of this company which was dormant.

Tramp Group Limited owns 100% of a German partnership, Tramp Oil Schiffahrts und Handels GmbH & Co KG, whose business is oil trading.

Tramp Group Limited owns 67% of the share capital of Tramp Oil (Brasil) Limitada, a company incorporated and operating in Brazil as oil traders.

During the year Tramp Group Limited purchased 65% of the share capital of Tramp Oil & Marine (South Cone) S.A., a company incorporated in Chile for which the first accounting period will be the period to 31st December 2003.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

12	FIXED ASSET INVESTMENTS continued

Group

	Interest in Associated undertakings	Investment in ships	Total
	£	£	£
Cost
1st February 2002	31,022	199,202	230,224
Exchange difference	(194)	14,099	13,905
Additions	35	—	35
Disposals	(30,828)	—	(30,828)

31st January 2003	35	213,301	213,336

Provisions
1st February 2002	—	147,972	147,972
Exchange difference	—	10,473	10,473
Amounts written off in the year	—	12,869	12,869

31st January 2003	—	171,314	171,314

Net book value 31st January 2003	35	41,987	42,022

31st January 2002	31,022	51,230	82,252

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

12	FIXED ASSET INVESTMENTS continued

Interest in associated undertakings

Tramp Group Limited previously owned 50% of the share capital of Georgia Oil Bunkering Limited a company incorporated and formerly operating in Georgia as oil traders. This company was dissolved during the year. At 31st January 2002 the investment in this company was valued according to the equity method of valuation at £30,952.

Tramp Group Limited previously owned 50% of the share capital of Rush Potatoes (Imports) Limited, a company incorporated and operating in the UK as importers and distributors of potatoes. This company ceased trading and was dissolved during the year. At 31st January 2002 the investment in this company was valued according to the equity method of valuation at £70.

13	STOCKS

	Group
	2003	2002
	£	£
Stocks of oil products	6,339,945	3,552,519

The replacement value of stock is not materially different to the balance sheet value.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

14	DEBTORS

	Group		Company
	2003	2002	2003	2002
	£	£	£	£
Trade debtors	72,894,989	57,822,543	—	—
Group relief receivable from subsidiary undertakings	—	—	1,499	—
Amount owed by subsidiary undertakings	—	—	98,843	268,601
Amount owed by associated undertakings	—	39,624	—	—
Other debtors	915,714	438,564	2	—
Prepayments and accrued income	492,078	381,695	42,518	45,655

	74,302,781	58,682,426	142,862	314,256

Other debtors includes £29,524 (2002: £53,144) in respect of hire purchase contracts of which £nil (2002: £29,524) is due after more than one year.

Prepayments and accrued income includes £41,807 (2002: £41,807) in respect of pension premiums prepaid.

15	DEFERRED TAXATION

There is no provision for deferred taxation in the accounts of either the group or the company at 31st January 2003 (2002: £nil).

There are capital losses carried forward of £870,797 (2002: £799,420).

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

16	CURRENT ASSET INVESTMENTS

	Group
	2003	2002
	£	£
Cost

Listed shares held in United Kingdom	863,133	871,404
Unlisted shares held in United Kingdom	300,000	300,000
Bonds in Germany	6,395	5,872
Bonds and stocks in Denmark	71,671	80,882
Other overseas equities	323,967	259,341

	1,565,166	1,517,499
Less: Provision for impairment	(580,522)	(350,735)

	984,644	1,166,764

Market value	1,015,660	1,284,320

17	CREDITORS: amounts falling due within one year

	Group		Company
	2003	2002	2003	2002
	£	£	£	£
Bank loans and overdrafts	723,896	4,821,661	—	—
Trade creditors	58,648,537	35,232,537	—	—
Corporation tax	558,176	853,923	—	308
Other taxes and social
security costs	550,498	822,892	11,443	11,223
Other creditors	276,317	226,207	3	3
Accruals and deferred income	730,972	1,251,638	97,491	265,299

	61,488,396	43,208,858	108,937	276,833

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

18	CREDITORS: amounts falling due after more than one year

	Group
	2003	2002
	£	£
Secured loans	52,319	73,901

The secured loans are repayable by equal half-yearly instalments of capital plus interest. The period outstanding on the loans vary between 1 and 10 years and interest rates range from 8% to variable market rates. The mortgages are secured by charges over the investment in ships.

19	PROVISIONS FOR LIABILITIES AND CHARGES

	Group
	2003	2002
	£	£
Provision against exchange losses	23,338	107,178
Other	60,838	10,000

	84,176	117,178

Movements on provisions during the year were as follows:
		£
Balance at 1st February 2002		117,178
Transfer to profit and loss account		(33,002)

Balance at 31st January 2003		84,176

20	SHARE CAPITAL

	Authorised		Allotted, issued and fully paid
	2003	2002	2003	2002
	£	£	£	£
10% Cumulative preference shares of £1 each	5,000,000	5,000,000	4,980,000	4,980,000
Ordinary shares of £1 each	1,000,000	1,000,000	700,000	700,000

	6,000,000	6,000,000	5,680,000	5,680,000

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

20	SHARE CAPITAL continued

The 10% cumulative preference shares were issued on the terms that the preference dividend entitlement shall be calculated from 28 December 1986. The resultant cumulative entitlement from that date, net of dividends already paid, £80,000 (2002: £80,000) amounts to £17,960,258 (2002: £15,874,780). The company’s articles of association do not require that this entitlement be settled at any time, other than in a winding up or reduction of capital, and if no preference dividend is determined by the directors, the company remains able to declare dividends on its ordinary shares of £1 each.

On a winding up assets available to members will be applied first in repaying the nominal amount paid up on the preference shares along with the arrears of preference dividends.

21	PROFIT AND LOSS ACCOUNT

	Group	Company
	£	£
Balance at 1st February 2002	9,731,560	(15,869,259)
Exchange differences	(466,383)	—
Loss for the year	(296,855)	(2,083,670)

Balance at 31st January 2003	8,968,322	(17,952,929)

22	OTHER RESERVES

	Redemption Reserve	Other reserves	Group Total
	£	£	£
Balance at 1st February 2002	15,874,780	1,055,998	16,930,778
Exchange differences	—	4,366	4,366
Transfer	2,085,478	—	2,085,478

Balance at 31st January 2003	17,960,258	1,060,364	19,020,622

			Company Redemption reserve
			£
Balance at 1st February 2002			15,874,780
Transfer			2,085,478

Balance at 31st January 2003			17,960,258

The redemption reserve represents dividends on the 10% cumulative preference shares which although not declared have been appropriated from the profit and loss account in accordance with Financial Reporting Standard 4, Capital Instruments.

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

23	RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

	2003	2002
	£	£
Profit for the financial year	1,788,623	4,762,691
Appropriation for dividend	(2,085,478)	(1,895,889)
Transfer to redemption reserve	2,085,478	1,895,889

	1,788,623	4,762,691
Other recognised gains and losses	(462,017)	39,001

Net addition to shareholders’ funds	1,326,606	4,801,692
Opening shareholders’ funds	32,342,338	27,540,646

Closing shareholders’ funds	33,668,944	32,342,338

24	RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH FLOWS

Operating profit	2,674,613	7,107,032
Share of net losses of associated undertakings	—	429
Depreciation of tangible fixed assets	98,155	131,985
Profit on disposal of tangible fixed assets	(13,639)	(3,620)
Amounts written off fixed asset investments	12,869	12,019
Profit on disposal of fixed asset investments	(74,640)	—
Loss/(profit) on disposal of current asset investments	33,717	(54,286)
Provision for impairment of current asset investments	229,787	143,307
Provision against claims	50,838	10,000
Provision against exchange losses	(83,840)	12,936
Exchange differences	(558,389)	38,187
Change in stocks	(2,787,426)	3077,144
Change in debtors	(15,530,156)	1,709,512
Change in creditors	23,037,844	(6,549,407)

Net cash inflow from operating activities	7,089,733	5,635,238

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

25	ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

	2003	2002
	£	£
Returns on investment and servicing of finance
Interest received	401,788	445,718
Dividends received	28,010	28,815
Interest paid	(106,227)	(236,487)
Dividends paid to minority interest	(34,469)	(35,463)

Net cash inflow for returns on investments and servicing of finance	289,102	202,583

Taxation
UK Corporation tax paid	(780,286)	(1,561,477)
Foreign tax paid	(895,048)	(292,954)

Taxation paid	(1,675,334)	(1,854,431)

Capital expenditure and financial investment
Purchase of tangible fixed assets	(93,178)	(80,186)
Sale of tangible fixed assets	14,732	4,421
Purchase of fixed asset investments	(35)	—
Sale of fixed asset investments	31,810	—
Purchase of current asset investments	(477,260)	(830,708)
Sale of current asset investments	395,876	718,300

Net cash outflow for capital expenditure and financial investment	(128,055)	(188,173)

Financing
Secured loan (repaid)/drawn	(21,582)	14,146

Net cash inflow from financing	(21,582)	14,146

Acquisition and disposals
Disposal of shares in subsidiary company	73,658	—
Investment by minority interest in subsidiary	14,945	5,527
Net cash outflow of purchase of shares in subsidiary	(2,780)	—

Net cash inflow for acquisitions and disposals	85,823	5,527

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

26	ANALYSIS OF NET FUNDS

	At 1st February 2002	Cash flows	At 31st January 2003
	£	£	£
Cash at bank and in hand	16,767,185	1,541,922	18,309,107
Bank overdrafts	(4,821,661)	4,097,765	(723,896)
Secured loans due after more than one year	(73,901)	21,582	(52,319)

TOTAL	11,871,623	5,661,269	17,532,892

27	CONTINGENT LIABILITIES

At the year end, the group’s principal bankers held cross guarantees from Tramp Group Limited and three of its subsidiary undertakings in respect of certain group borrowings and guarantees issued on the group’s behalf up to a maximum of £10,301,000 (2002: £15,029,000).

At 31st January 2003 the net borrowings and guarantees of the group covered by these facilities amounted to £755,000 (2002: £1,687,000) and there were credit balances under two of the facilities of £3,987,000 (2002: £2,217,000).

28	FINANCIAL COMMITMENTS

The group is committed to make the following payments during the year following the period under review under operating lease contracts.

	Land and Buildings		Other
	2003	2002	2003	2002
	£	£	£	£
Operating leases which expire:

Within 1 year	19,389	—	—	—
Within 2-5 years	—	—	2,386	—
After 5 years	224,361	226,620	—	—

	243,750	226,620	2,386	—

TRAMP HOLDINGS LIMITED

NOTES TO THE FINANCIAL STATEMENTS

29	ULTIMATE CONTROLLING PARTY

C C Carlsen has a controlling interest in the ordinary share capital of the company.

30	TRANSACTIONS WITH RELATED PARTIES

The company has purchased goods and services in the ordinary course of business of £208 (2002: £89) and provided goods and services of £503,388 (2002: £989,198) from and to Tramp Group Limited.

Balances due from and to related party undertakings are disclosed in notes 14 and 17.

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements (“Financial Statements”) give effect to the April 2, 2004 purchase of all the outstanding shares of THL and shares of TGL, a subsidiary of THL, which was not otherwise held by THL prior to the Company’s purchase of THL.

The unaudited pro forma condensed consolidated balance sheet (“Balance Sheet”) was prepared as if the acquisition had occurred as of December 31, 2003. The Balance Sheet was based upon the historical consolidated balance sheet of the Company as of December 31, 2003 and the historical consolidated balance sheet of THL as of the purchase date.

The unaudited condensed consolidated statement of income (“Statement of Income”) was prepared as if the acquisition had occurred as of the beginning of the period presented (i.e. January 1, 2003, the first day of the Company’s 2003 fiscal year). The Statement of Income was based upon the historical consolidated statement of income of the Company for the year ended December 31, 2003 and the historical consolidated statement of income of THL for the year ended January 31, 2004.

These pro Forma statements do not purport to represent what World Fuel’s financial position or results of operations would actually have been if the sale had occurred on the dates referred to above or to be indicative of World Fuel’s future results of operations or financial position. Financial Statements should be read together with the audited financial statements and notes thereto as included in World Fuel’s 2003 Annual Report on Form 10-K.

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS`

DECEMBER 31, 2003

(Unaudited - In thousands)

	Historical
	World Fuel Services Corporation as Reported	Tramp Holdings Limited	Pro Forma Adjustments		Adjusted Pro Forma
Assets
Current assets:
Cash and cash equivalents	$76,256	$88,751	$(75,504	)(a)	$83,506
			(35,269	)(b)
			(728	) (c)
			30,000	(d)
Investments	—	459	(366	)(e)	93
Accounts and notes receivable, net	192,119	79,638	—		271,757
Inventories	22,940	10,635	(801	)(f)	32,774
Prepaid expenses and other current assets	19,706	2,153	—		21,859

Total current assets	311,021	181,636	(82,668)		409,989
Property and equipment, net	6,963	318	—		7,281
Other:
Goodwill, net	36,860	—	5,995	(g)	42,855
Identifiable intangible assets, net	1,104	—	7,560	(g)	8,664
Other assets	1,730	—	—		1,730

	$357,678	$181,954	$(69,113)		$470,519

Liabilities
Current liabilities:
Short-term debt and bank overdrafts	$1,600	$35,269	$(35,269	)(b)	$1,600
Due to seller	—	—	8,840	(h)	8,840
Accounts payable	172,885	62,241	—		235,126
Accrued expenses	9,987	3,900	3,733	(i)	18,030
			410	(c)
Other current liabilities	20,290	2,955	—		23,245

Total current liabilities	204,762	104,366	(22,286)		286,841

Long-term liabilities:
Long-term debt	1,936	—	30,000	(d)	31,936
Minority interest payable	—	9,545	(9,545	)(j)	—
Other long-term liabilities	2,601	9	—		2,610

Total long-term liabilities	4,537	9,554	20,455		34,546

Commitments and contingencies

Stockholders’ Equity
Preferred stock	—	46,923	(46,923	)(j)	—
Common stock	128	1,281	(1,281	)(j)	128
Capital in excess of par value	34,672	—	593	(k)	35,265
Retained earnings	132,976	19,831	(19,831	)(j)	132,976
Unearned deferred compensation	(2,788)	—	—		(2,788)
Treasury stock, at cost	(16,609)	—	160	(k)	(16,449)

	148,379	68,034	(67,282)		149,132

	$357,678	$181,954	$(69,113)		$470,519

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2003

(Unaudited)

(a)	To reflect total cash paid at closing to purchase of all the outstanding shares of THL and shares of TGL, a subsidiary of THL, which were not otherwise held by THL prior to the Company’s purchase of THL.

(b)	To reflect the repayment of short-term debt of THL.

(c)	To reflect the estimated external acquisition costs related to professional fees.

(d)	To reflect the Company’s borrowing on its credit facility to partially finance the purchase of all the outstanding shares of THL and shares of TGL, a subsidiary of THL, which were not otherwise held by THL prior to the Company’s purchase of THL.

(e)	To adjust investments to its estimated fair value by the write-off an investment of THL in an unrelated private company.

(f)	To adjust inventories to its estimated fair value related to unsalable inventories at the bottom of fuel tanks.

(g)	The acquisition of all the outstanding shares of THL and shares of TGL, a subsidiary of THL, which were not otherwise held by THL prior to the Company’s purchase of THL, will be accounted for using the purchase method of accounting.

The preliminary pro forma allocation of the purchase price is as follows (in thousands):

Cash and cash equivalents	$88,751
Investments	93
Accounts receivable	79,638
Inventories	9,834
Prepaid expenses and other current assets	2,153
Property and equipment	318
Short-term debt and bank overdrafts	(35,269)
Accounts payable	(62,241)
Accrued expenses	(7,633)
Other current liabilities	(2,955)
Other long-term liabilities	(9)

Net assets acquired	$72,680

Purchase price and acquisition costs	$86,235
Less net assets acquired, indicated above	(72,680)

Excess to be allocated	$13,555

Allocation of purchase price on preliminary estimated values (in thousands):

Identifiable intangible asset	$7,560
Goodwill	5,995

$13,555

(h)	To reflect the remaining amount payable to the sellers within 10 days after the Adjusted Net Asset Value of THL as of the closing date, as defined in the THL Acquisition Agreement, is agreed upon between the Company and the sellers.

(i)	To record contingencies relating to claims payable and Value Added Tax (VAT) payable.

(j)	To eliminate both the capital structure of THL and the minority interest related to shares of TGL not otherwise held by THL prior to the Company’s purchase of all outstanding shares of THL.

(k)	To reflect the issuance of approximately 19 thousand shares of the Company’s stock to one of the sellers of THL as restricted stock, which vest after 5 years. The fair value of these restricted shares was based on the market value of the Company’s stock at acquisition date and represented additional purchase price.

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited - In thousands, except per share data)

	Historical
	World Fuel Services Corporation as Reported	Tramp Holdings Limited	Pro Forma Adjustments		Adjusted Pro Forma
Revenue	$2,661,790	$955,386	$—		$3,617,176
Cost of revenue	(2,561,082)	(938,824)	—		(3,499,906)

Gross profit	100,708	16,562	—		117,270

Operating expenses:
Salaries and wages	(38,757)	(5,690)	—		(44,447)
Provision for bad debts	(6,281)	235	—		(6,046)
Other	(28,680)	(5,500)	(1,080	)(aa)	(35,260)

	(73,718)	(10,955)	(1,080)		(85,753)

Income from operations	26,990	5,607	(1,080)		31,517

Other (expense) income, net:
Interest income, net	513	820	(1,425	)(bb)	(647)
			(555	)(cc)
Other, net	115	2,406	—		2,521

	628	3,226	(1,980)		1,874

Income before income taxes	27,618	8,833	(3,060)		33,391
Provision for income taxes	(5,744)	(2,757)	678	(dd)	(7,823)

	21,874	6,076	(2,382)		25,563
Minority interest	—	(922)	787	(ee)	(136)

Net income	$21,874	$5,154	$(1,595)		$25,433

Basic earnings per share	$2.06				$2.39

Basic weighted average shares	10,617		19	(ff)	10,636

Diluted earnings per share	$1.96				$2.27

Diluted weighted average shares	11,169		19	(ff)	11,188

WORLD FUEL SERVICES CORPORATION AND SUBSIDARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

(aa)	To reflect the amortization of the preliminary identifiable intangible asset over an estimated useful life.

(bb)	To reflect the estimated interest expense on the Company’s borrowing on its credit facility to partially finance the purchase of all the outstanding shares of THL and shares of TGL, a subsidiary of THL, which were not otherwise held by THL prior to the Company’s purchase of THL.

(cc)	To reflect the estimated reduction in interest income from the Company’s operating cash used in the acquisition.

(dd)	To reflect the estimated income tax benefit on the pro forma adjustments.

(ee)	To eliminate the minority interest associated with the minority owner of TGL related to shares of TGL not otherwise held by THL prior to the Company’s purchase of THL.

(ff)	To reflect the issuance of approximately 19 thousand shares of the Company’s stock as restricted stock, vesting after 5 years, to one of the sellers of THL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 15, 2004	World Fuel Services Corporation

/s/ Michael J. Kasbar
Michael J. Kasbar
President and Chief Operating Officer

/s/ Francis X. Shea
Francis X. Shea
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)